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                                                               Exhibit 99.3

                ENVIRONMENTAL COMPLIANCE AND INDEMNITY AGREEMENT


         This Environmental Compliance and Indemnity Agreement ("this Agreement") is given pursuant to that certain letter agreement dated March 18, 1999, as amended by Loan Modification Agreement of even date herewith (as so amended, the "Loan Agreement") originally made between ArQule, Inc., a Delaware corporation ("Borrower") and the entity formerly known as "Fleet National Bank" ("Old FNB"), the present Fleet National Bank ("Bank") having succeeded by merger to the rights and obligations of Old FNB thereunder.

         As used herein:

         A. The term "Environmental Legal Requirements" shall mean all applicable federal, state and local laws, by-laws, rules, regulations, codes and ordinances, or any judicial or administrative interpretations thereof, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, applicable to the regulation or protection of the environment, the health and safety of Persons and property and all other environmental matters and shall include, but shall not be limited to, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings relating to Hazardous Materials or to the existence, use, discharge, release, containment, transportation, generation, storage, management or disposal thereof, or otherwise regulating or providing for the protection of the environment applicable to all or any portion of the Property and relating to Hazardous Materials, or to the existence, use, discharge, release or disposal thereof. Environmental Legal Requirements presently include, but are not limited to, the following laws: the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 ET SEQ.), the Public Health Service Act (42 U.S.C.ss.300(f) ET SEQ.), the Pollution Prevention Act (42 U.S.C.ss.13101 ET SEQ.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.ss.136 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 ET SEQ.), the Federal Clean Water Act (33 U.S.C.ss.1251 ET SEQ.), the Federal Clean Air Act (42 U.S.C.ss.7401 ET SEQ.) and Mass. Gen. Laws, Ch. 21E.

         B. The term "Hazardous Materials" shall mean and include asbestos, flammable materials, explosives, radioactive or nuclear substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, radon gas, urea formaldehyde, chemicals, gases, solvents, pollutants or contaminants that could be a detriment or pose a danger to the environment or to the health or safety of any Person, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any Environmental Legal Requirements.

         C. The term "Property" shall include the land of Borrower at 19 Presidential Way, Woburn, MA and the improvements from time to time located on any of such land, and shall also include any other tangible property in which Bank now or hereafter receives a mortgage or a security interest in connection with any of the Bank Documents.



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         D. The term "Surrounding Property" shall mean any property located within one-half mile of the perimeter of any portion of the Property.

         E. The term "Indemnified Party" shall mean: (i) Bank; (ii) all those claiming by, through or under Bank, including any participant and any subsequent holder of any rights under the Loan Agreement and/or any of the Term Notes,
(iii) any subsequent owner of all or any portion of the Property following the exercise by Bank of its rights under the Mortgage or any of the other Bank Documents including, but not limited to, a foreclosure sale or acceptance of a deed in lieu thereof; and (iv) as to each of the foregoing, their respective affiliate, parent and subsidiary corporations, and, as applicable, the respective officers, directors, stockholders, agents, employees, accountants and attorneys of any one or more of them, and any Person, firm or entity which controls, is controlled by or is under common control with, any one or more of them.

         F. The term "Environmental Enforcement Action" shall mean all actions, orders, requirements or liens instituted, threatened, required, imposed or placed by any government authority and all claims made or threatened by any other Person against or with respect to all or any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property may have migrated to the Property or constitute a threat of release at the Property), or any present or past owner or occupant thereof, arising out of or in connection with any of the Environmental Legal Requirements, any environmental condition, or the assessment, monitoring, clean-up, containment, remediation or removal of, or damages caused or alleged to be caused by, any Hazardous Materials (i) located on or under all or any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property have migrated to any portion of the Property or constitute a threat of release at any portion of the Property), (ii) emanating from any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property may have migrated to any portion of the Property or constitute a threat of release at the Property) or (iii) generated, stored, transported, utilized, disposed, managed or released by Borrower on or from any portion of the Property.

         G. The terms "generated", "stored", "transported", "utilized", "disposed", "managed", "released" and "threat of release", and all conjugates thereof, shall have the meanings and definitions set forth in the Environmental Legal Requirements.

         H. The term "Environmental Reports" shall mean the reports identified on Exhibit A hereto.

         I. The term "Bank Documents" shall mean, collectively, this Agreement, the Mortgage, the Loan Agreement, the Term Notes, the other Loan Documents and any other document or instrument now existing or hereafter entered into evidencing, securing, guaranteeing or relating to any obligation of Borrower to Bank, arising out of or relating to (i) any Term Loan, (ii) any other extension of credit now or hereafter made by Bank to or for the benefit of Borrower


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(whether or not relating to the Term Loans) and/or (iii) any interest rate protection product now or hereafter provided by Bank for Borrower.

         J. All capitalized terms used in this Agreement which are not otherwise specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         FOR VALUE RECEIVED, and in order to induce Bank to enter into the aforesaid Modification Agreement and to extend credit to or for the benefit of Borrower, Borrower hereby represents, warrants and unconditionally agrees as follows:

         1. WARRANTIES AND REPRESENTATIONS. Borrower represents and warrants to Bank, the same to be true as of the date hereof and throughout the period that any of the Bank Documents shall remain in force and effect, that except as otherwise specifically disclosed in the Environmental Reports:

                  1.1. NO HAZARDOUS MATERIALS AT PROPERTY. No Hazardous Materials have been or are currently generated or stored (other than Hazardous Materials used in the ordinary course of Borrower's business and generated or stored in compliance with all applicable Environmental Legal Requirements), transported, utilized (except in compliance with all applicable Environmental Legal Requirements), disposed of, released or located (other than Hazardous Materials used in the ordinary course of Borrower's business in compliance with all applicable Environmental Legal Requirements), on, under or from any portion of the Property, whether or not in reportable quantities, or in any manner introduced onto any portion of the Property, including, without limitation, from any portion septic, sewage or other waste disposal systems servicing any portion of the Property;

                  1.2. NO VIOLATIONS CLAIMED RE PROPERTY OR BORROWER. Borrower has not received any notice from the Massachusetts Department of Environmental Protection, the United States Environmental Protection Agency or any other governmental authority claiming (i) that any of the Property or any use thereof violates any of the Environmental Legal Requirements or (ii) that Borrower or any of Borrower's employees, invitees, lessees, licensees or agents have violated any of the Environmental Legal Requirements with respect to any of the Property or any Surrounding Property;

                  1.3. NO LIABILITY TO GOVERNMENTAL AUTHORITIES. Borrower has not incurred any liability to The Commonwealth of Massachusetts or the United States of America or any other governmental authority under any of the Environmental Legal Requirements;

                  1.4. NO LIEN ON PROPERTY. No lien against any of the Property has arisen under or related to any of the Environmental Legal Requirements;

                  1.5. NO ENFORCEMENT ACTIONS. There are no Environmental Enforcement Actions pending with respect to any of the Property, or to the best of Borrower's knowledge, threatened;



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                  1.6. NO KNOWLEDGE OF HAZARDOUS MATERIALS AT SURROUNDING
         PROPERTY. Borrower has no knowledge (without independent inquiry) that any Hazardous Materials have been or are currently generated, stored, transported, utilized, disposed of, managed, released or located on, under or from the Surrounding Property in violation of or allegedly in violation of any of the Environmental Legal Requirements, except as disclosed in the Environmental Reports;

                  1.7. NO KNOWLEDGE OF VIOLATIONS RE SURROUNDING PROPERTY. Borrower has no knowledge (without independent inquiry) of any action or order instituted or threatened by any Person or governmental authority rising out of or in connection with the Environmental Legal Requirements involving the assessment, monitoring, clean-up, containment, remediation or removal of or damages caused or alleged to be caused by any Hazardous Materials generated, stored, transported, utilized, disposed of, managed, released or located on, under or from any Surrounding Property, except as disclosed in the Environmental Reports;

                  1.8. NO UNDERGROUND STORAGE TANKS. There are no underground storage tanks on or under any of the Property; and

                  1.9. VALID AND BINDING. This Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

         2.       COMPLIANCE WITH ENVIRONMENTAL LEGAL REQUIREMENTS.

                  2.1. COMPLIANCE. As long as all or any portion of any Term Loan remains outstanding or any amount or obligation is owed by Borrower to Bank pursuant to any of the Bank Documents, Borrower will comply in all material respects with all Environmental Legal Requirements, including, but not limited to, Environmental Legal Requirements applicable to any of the Property, and Borrower will take all remedial action necessary to avoid any liability of Borrower, Bank or any subsequent owner of all or any portion of the Property and to avoid the imposition of, or to discharge, any liens on all or any portion of the Property, as a result of any failure to comply with any Environmental Legal Requirements applicable to all or any portion of the Property.

                  2.2. PROHIBITIONS. Without limitation of the generality of the foregoing, Borrower agrees that it shall not:

                  (a) release or permit any release or threat of release of any Hazardous Materials in any reportable quantity on any portion of the Property;

                  (b) except in strict compliance with all applicable Environmental Legal Requirements, generate or permit any Hazardous Materials to be generated on any portion of the Property;



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                  (c)      except in strict compliance with all Environmental
                           Legal Requirements, store or utilize or permit any Hazardous Materials to be stored or utilized on any portion of the Property;

                  (d) except in strict compliance with all applicable Environmental Legal Requirements, dispose of or permit any Hazardous Materials to be disposed of on any portion of the Property;

                  (e) fail to operate, maintain, repair or use all or any portion of the Property in accordance with Environmental Legal Requirements; or

                  (f) allow, permit or suffer any other Person to operate, maintain, repair or use all or any portion of the Property except in accordance with all applicable Environmental Legal Requirements.

         3. NOTICE OF CONDITIONS. As promptly as reasonably possible, but in no event later than ten (10) Business Days after Borrower obtains knowledge or notice thereof, Borrower will provide to the Bank written notice of any of the following conditions: (i) the presence, release or threat of release of any Hazardous Materials in any reportable quantity on, under or from any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any such Hazardous Materials are reasonably likely to migrate to any portion of the Property or to constitute a threat of release at any portion of the Property), whether or not caused by Borrower; (ii) any Environmental Enforcement Action instituted or threatened; or (iii) any condition or occurrence on all or any portion of the Property or any Surrounding Property that may constitute a violation of any of the Environmental Legal Requirements with respect to all or any portion of the Property.

         4. BORROWER'S AGREEMENT TO TAKE REMEDIAL ACTIONS.

                  4.1. REMEDIAL ACTIONS. Upon Borrower becoming aware of the violation of any Environmental Legal Requirement related to all or any portion of the Property or the presence or any release or any threat of release of any Hazardous Materials on, under or from all or any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property may have migrated to any of the Property or constitute a threat of release at any of the Property), whether or not caused by Borrower, Borrower shall, subject to the rights to contest set forth in Section 7 below, immediately take all actions necessary to cure or eliminate any such violation of any such Environmental Legal Requirement and, where applicable, to arrange for such assessment, monitoring, clean-up, containment, removal, remediation or restoration of each portion of the Property and (if applicable and only to the extent that Borrower has the legal right to do so) the Surrounding Property as are required pursuant to any Environmental Legal Requirements.



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                  4.2. SECURITY FOR COSTS. If the potential costs associated with the actions required in Section 4.1, the release of any lien against all or any portion of the Property and/or the release or other satisfaction of the liability, if any, of Borrower with respect to all or any portion of the Property arising under or related to any of the Environmental Legal Requirements or any Environmental Enforcement Action are determined by Bank, in good faith, to exceed $50,000, Bank shall have the right (in addition to any other right or remedy) to require Borrower to provide, and Borrower shall provide within thirty
         (30) days after written request therefor, a bond, letter of credit or other similar financial assurance, in form, amount and substance reasonably satisfactory to Bank, in its good faith judgment based on the reasonably estimated costs for such matter, evidencing to Bank's reasonable satisfaction that the necessary financial resources will be unconditionally available to pay for all of the foregoing.

                  4.3. ENVIRONMENTAL ASSESSMENTS. Without limitation of the provisions of Section 5 below, Bank shall have the right to require Borrower, at Borrower's own cost and expense, to obtain a professional environmental assessment of the Property in accordance with Bank's then standard environmental assessment requirements and sufficient in scope to comply with the requirements of Section 5.1 upon the occurrence of any one or more of the following events: (i) an Event of Default; or
         (ii) receipt of any notice of any of the conditions specified in
         Section 3 of this Agreement.

         5. BANK'S RIGHTS TO INSPECT THE PROPERTY AND TAKE REMEDIAL ACTIONS.

                  5.1. ASSESSMENTS. In addition to, and not in limitation of any of its other rights and remedies under this Agreement or any of the other Bank Documents, as long as any Term Loan or any other credit facility or other facility provided by Bank for Borrower remains outstanding or any other amount or obligation is owed by Borrower to Bank which is secured by any of the Property, Bank shall have the right, but not the obligation, through such representatives or independent contractors as it may designate, to enter upon the Property or any of same and to expend funds to cause one or more environmental assessments of all or any portion of the Property to be undertaken, if Bank in its sole discretion determines that such assessment is appropriate, which determination may be based on regulatory requirements and/or internal guidelines now or hereafter affecting Bank, all whether or not Bank knows of or has reason to suspect any violation of Environmental Legal Requirements with respect to any of the Property. Such environmental assessments may include, without limitation, (i) detailed visual inspections of any or all of the Property, including, without limitation, all storage areas, storage tanks, drains, drywells and leaching areas; (ii) the taking of soil samples and surface and sub-surface water samples; (iii) the performance of soils and ground water analyses; and (iv) the performance of such other investigations or analyses as are necessary or appropriate and consistent with sound professional environmental engineering practice in order for Bank to obtain a complete assessment of the compliance of any or all of the Property and the use thereof with all Environmental Legal Requirements and to make a determination as to whether or not there is any risk of contamination (x) to any of the Property resulting from Hazardous Materials originating on, under or from any



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         Surrounding Property or (y) to any Surrounding Property resulting from
         Hazardous Materials originating on, under or from any of the Property.

                  5.2. OTHER RIGHTS OF BANK. In addition to, and not in limitation of any of its other rights and remedies under this Agreement or any of the other Bank Documents, as long as any Term Loan or any other credit facility or other facility provided by Bank for Borrower remains outstanding or any other amount or obligation is owed by Borrower to Bank, upon the occurrence of (i) an Event of Default or
         (ii) receipt of any notice of any of the conditions specified in
         Section 3 of this Agreement with respect to any of the Property, Bank shall have the right (exercisable upon prior written notice to Borrower), but not the obligation, through such representatives or independent contractors as it may designate, to enter upon any or all of the Property and to expend funds to:

                           5.2.1. CURE. Cure any breach of the representations,
                  warranties, covenants and conditions made by or imposed upon Borrower under this Agreement, including, without limitation, any violation by Borrower or by any of the Property of any of the Environmental Legal Requirements applicable to any of the Property;

                           5.2.2. PREVENTION AND PRECAUTION. Take all actions as
                  are necessary to (i) prevent the migration of Hazardous Materials on, under or from any of the Property to any other property; (ii) clean up, contain, remediate or remove, to the standard required for the occupant's use, any Hazardous Materials on, under or from any other property, which Hazardous Materials originated on, under or from any of the Property; or (iii) (to the extent there is a legal right so to do) prevent the migration of any Hazardous Materials on, under or from any other property to any of the Property;

                           5.2.3. ENVIRONMENTAL ENFORCEMENT ACTIONS. Comply
                  with, settle or otherwise satisfy any Environmental Enforcement Action, including, but not limited to, the payment of any fines or penalties imposed by any governmental authority and the payment of all amounts required to remove any lien or threat of lien on or affecting any of the Property; and

                           5.2.4. GENERAL. Comply with, settle or otherwise
                  satisfy any Environmental Legal Requirement and correct or abate, to the standard required for Borrower's use, any environmental condition on, or which threatens, any of the Property and which could cause damage or injury to any of the Property or to the Surrounding Property or to any Person.

                  5.3. RECOVERY OF COSTS. Any amounts paid or advanced by Bank and all costs and expenditures incurred in connection with any action taken pursuant to the terms of this Agreement, including but not limited to environmental consultants, and experts' fees and expenses, reasonable attorneys' fees and expenses, court costs and all costs of assessment, monitoring, clean-up, containment, remediation, removal and restoration,



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         with interest thereon at the rate provided for in Section 4 of the
         Mortgage, shall be a demand obligation of Borrower to Bank, shall be added to the obligations secured by the Mortgage and shall be secured by the lien of the Mortgage as fully and as effectively and with the same priority as every other obligation secured thereby.

                  5.4. BANK NOT RESPONSIBLE. The exercise by Bank of any one or more of the rights and remedies set forth in this Section 5 shall not operate or be deemed (a) to place upon Bank any responsibility for the operation, control, care, service, management, maintenance or repair of any of the Property or (b) to make Bank the "owner" or "operator" of any of the Property or a "responsible party" within the meaning of any of the Environmental Legal Requirements.

                  5.5. BANK'S SUBROGATION. Furthermore, Bank by making any such payment or incurring any such costs shall be subrogated to all rights of Borrower or any other occupant of any of the Property to seek reimbursement from any other Person including, without limitation, any predecessor owner or occupant of any of the Property who may be a "responsible party" under any of the Environmental Legal Requirements in connection with the presence of Hazardous Materials on or under or which emanated from any of the Property.

                  5.6. BANK MAY STOP. Without limiting the generality of the other provisions of this Agreement, any partial exercise by Bank of any one or more of the rights and remedies set forth in this Section 5 including, without limitation, any partial undertaking on the part of Bank to cure any failure of Borrower or of any of the Property, or of any other occupant, prior occupant or prior owner thereof, to comply with any of the Environmental Legal Requirements shall not obligate Bank to complete such actions taken or require Bank to expend further sums to cure such non-compliance.

         6. INDEMNIFICATION. Borrower hereby agrees that at all times, both before and after the repayment and discharge of the obligations secured by the Mortgage, Borrower shall at its sole cost and expense indemnify, defend, exonerate, protect and save harmless each Indemnified Party against and from any and all damages (including, without limitation, diminution in value of any collateral), losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or nature whatsoever, including, without limitation, reasonable fees and disbursements of experts and attorneys (whether in-house or outside counsel), which may at any time be imposed upon, incurred by or asserted or awarded against any Indemnified Party arising from or out of:

                  6.1. HAZARDOUS MATERIALS. Any Hazardous Materials on, in, under or affecting all or any portion of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property have migrated to any of the Property or constitute a threat of release at any of the Property) on or before the date hereof, or which may hereafter affect all or any portion of the Property or any Surrounding Property, whenever discovered and whether or not disclosed in the Environmental Reports, whether or not now known to Borrower and/or



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

         Bank and whether or not any relevant release or threat of release was caused by Borrower, any tenant, subtenant, prior owner, prior tenant or any other Person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of Hazardous Materials or the mere presence of such Hazardous Materials;

                  6.2. ENVIRONMENTAL LEGAL REQUIREMENTS. The alleged or actual violation of any Environmental Legal Requirement by Borrower or with respect to any of the Property or any Surrounding Property (but, as to Surrounding Property, only to the extent that any Hazardous Materials on such Surrounding Property have migrated to any of the Property or constitute a threat of release at any of the Property) existing on or before the date hereof or which may so exist in the future, whenever discovered and whether or not disclosed in the Environmental Reports;

                  6.3. BREACH OF WARRANTY, REPRESENTATION OR COVENANT. Any breach of warranty or representation or covenant made by Borrower under or pursuant to this Agreement; and/or

                  6.4. GENERAL. The enforcement of this Agreement, whether any of such matters arise before or after foreclosure of the Mortgage or other taking of title to or possession of all or any portion of the Property by Bank or by any other Indemnified Party, and specifically including therein, without limitation, the following: (i) reasonable costs incurred for any of the matters set forth in Section 5 of this Agreement; and (ii) reasonable costs and expenses incurred in ascertaining the existence or extent of any asserted violation of any Environmental Legal Requirements relating to any of the Property and any remedial action taken on account thereof including, without limitation, the costs, fees and expenses of engineers, geologists, chemists, other scientists, attorneys, surveyors, and other professionals, or testing and analyses performed in connection therewith.

Notwithstanding the foregoing, the indemnity contained in this Section 6 expressly excludes any loss, liability, damage or expense resulting from a release of Hazardous Materials if BOTH of the following criteria are met: (i) the circumstances giving rise to such loss, liability, damage or expense occur only after foreclosure of the Mortgage or acceptance by Bank of a deed in lieu of foreclosure of the Mortgage or following and during the continuance of entry by Bank as a mortgagee-in-possession with respect to the Property and (ii) the circumstances giving rise to such loss, liability damage or expense do not result in any manner from actions taken or circumstances existing on any of the Property prior to such foreclosure, acceptance of a deed in lieu or entry, other than any such action taken by Bank, its agents or employees which constitutes negligence or willful misconduct.

         7. RIGHT TO CONTEST. Borrower may contest in good faith any claim, demand, levy or assessment under any Environmental Legal Requirements, including, but not limited to, any claim with respect to Hazardous Materials, by any Person, but only if and for so long as:



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                  7.1. MATERIAL QUESTION IN GOOD FAITH. The contest is based upon a material question of law or fact raised by Borrower in good faith; and

                  7.2. DILIGENT PURSUIT. Borrower properly commences and thereafter diligently pursues the contest to completion; and

                  7.3. NO IMPAIRMENT. The contest will not materially impair the taking of any remedial action with respect to such claim, demand, levy or assessment required to protect against further damage to any of the Property or the Surrounding Property; and

                  7.4. ADEQUATE RESOURCES. Borrower demonstrates to Bank's reasonable satisfaction that Borrower has the financial capability to undertake and pay for such contest and any remedial action then or thereafter necessary; and

                  7.5. RESOLVE IN A TIMELY MANNER. There is no reason to believe that the contest will not be resolved prior to the earlier of (i) the final maturity date of the Term Loans or (ii) the second anniversary of the commencement of such contest; and

                  7.6. NO EOD. No Event of Default exists under the Loan Agreement or any of the other Bank Documents.

         8. WAIVERS. Borrower hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

                  8.1. MARSHALLING. Any right or claim of right to cause a marshalling of Borrower's assets or of any security or to cause Bank to proceed against any of the collateral for the obligations secured by the Mortgage before proceeding under this Agreement against Borrower; and

                  8.2. NOTICE. Notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, and any and all notices of nonpayment, nonperformance, nonobservance or default.

BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTIES, THIS WAIVER BEING A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS AGREEMENT AND TO MAKE THE FACILITY TWO TERM LOAN AND/OR MAKE OTHER EXTENSIONS OF CREDIT.

         9. CUMULATIVE RIGHTS. Bank's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Bank under the Loan Agreement and the



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other Bank Documents. All rights and remedies of Bank shall be cumulative and may be exercised in such manner and combination as Bank may determine.

         10. NO IMPAIRMENT. The liability of Borrower hereunder shall in no way be limited or impaired by:

                  10.1. EXTENSIONS. Any extension of time for performance required by any of the Bank Documents;

                  10.2. AMENDMENTS. Any amendment to or modification of any of the Bank Documents;

                  10.3. TRANSFER. Any sale or assignment of any of the Bank Documents or any interest therein or any sale or transfer of all or any part of the Property or any interest therein;

                  10.4. EXCULPATORY LANGUAGE. Any exculpatory or nonrecourse or limited recourse provision in any of the Bank Documents limiting Bank's recourse to any property or limiting Bank's rights to a deficiency judgment against Borrower or any other party;

                  10.5. INACCURACIES. The accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower under the Bank Documents or otherwise;

                  10.6. RELEASE. The release of Borrower or of any other Person from performance or observance of any of the agreements, covenants, terms of conditions contained in any of the Bank Documents (other than this Agreement), by operation of law, Bank's voluntary act, or otherwise;

                  10.7. BANKRUPTCY OR REORGANIZATION. The filing of any bankruptcy or reorganization proceeding by or against Borrower or any subsequent owner or tenant of any of the Property;

                  10.8. SUBSTITUTION. The release or substitution in whole or in part of any collateral or security for any obligations described in any of the Bank Documents;

                  10.9. FAILURE TO PERFECT. Bank's failure to record the Mortgage or to file any UCC financing statements (or Bank's improper recording or filing of any thereof or failure to continue same) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for any of the obligations described in any of the Bank Documents;

                  10.10. INVALIDITY. The invalidity or unenforceability of all or any portion of any of the Bank Documents (other than this Agreement) as to Borrower or as to any other Person.

         11. DELAY NOT WAIVER. No delay on Bank's part in exercising any right, power or privilege hereunder or under any of the Bank Documents shall operate as a waiver of any such privilege, power or right. No waiver by Bank in any instance shall constitute a waiver in any other instance.

         12. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Each of the counterparts shall constitute but one in the same instrument and shall be binding upon each of the parties individually as fully and completely as if all had signed but one instrument.

         13. NOTICES. Any notice or other communication in connection with this Agreement shall be in writing and shall be given in the manner and to the respective addresses provided for in the Loan Agreement.

         14. NO ORAL CHANGE. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

         15. PARTIES BOUND; BENEFIT. This Agreement shall be binding upon Borrower, its successors and assigns and shall be for the benefit of Bank, and of any subsequent holder of any of the Bank Documents and of any owner of a participation interest therein. In the event the Bank's interest in any obligation now or hereafter existing under the Bank Documents is sold or transferred, then the liability of Borrower to Bank shall then be in favor of both that Bank which is originally named herein and each subsequent holder of any such obligation or any of interest therein.

         16. PARTIAL INVALIDITY. Each of the provisions hereof shall be enforceable against Borrower to the fullest extent now or hereafter permitted by law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof, nor shall any invalidity or unenforceability as against any one Person limit validity or enforceability as against any other Person.

         17. GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to Massachusetts conflicts of law principles, and insofar as federal Environmental Legal Requirements are concerned, in accordance with applicable federal law as well. Borrower hereby irrevocably submits to the nonexclusive jurisdiction of any Massachusetts state court or any federal court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement and Borrower hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts state court or federal court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to

Borrower at the address set forth in the Loan Agreement and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

         18. SURVIVAL. The provisions of this Agreement shall continue in effect and shall survive (among other events) any payment and satisfaction of the obligations now or hereafter existing under the Bank Documents, any termination or discharge of the Mortgage, foreclosure, a deed-in-lieu transaction, or release of any collateral. However, Bank acknowledges that Borrower is not liable for any loss, liability, damage or expense resulting from a release of Hazardous Materials if BOTH of the following criteria are met: (i) such release occurs after foreclosure of the Mortgage or acceptance by Bank of a deed in lieu of foreclosure of the Mortgage or following and during the continuance of entry by Bank as a mortgagee-in-possession with respect to the Property and (ii) such release does not result in any manner from actions taken or circumstances existing prior to such foreclosure, acceptance of a deed in lieu or entry other than any such action taken by Bank, its agents or employees which constitutes negligence or willful misconduct.

         19. POST-CLOSING ITEM. Without limitation of its other covenants and agreements made herein, Borrower agrees that, within 30 days after the date hereof, Borrower will register with the Woburn Fire Department the 1,800-gallon aboveground storage tank at the Property, obtain all permits required for such tank by the applicable Woburn ordinances and furnish to Bank written evidence of compliance with this Section.

         Witness the execution and delivery hereof, as an instrument under seal, dated as of March 2, 2001.

                                   ARQULE, INC.


                                   By: /s/ Stephen A. Hill
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT A

                             ENVIRONMENTAL REPORTS



1. Report on ASTM Phase I Environmental Site Assessment, 19 Presidential Way (ArQule), Woburn, Massachusetts, dated November 22, 2000, prepared by Haley & Aldrich, Inc.

2.   Letter from Haley & Aldrich, Inc. to ArQule, Inc. dated February 26, 2001.